UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549
________________________

FORM 8-K
______________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 9, 2023

FORWARD AIR CORPORATION
(Exact name of registrant as specified in its charter)

		TN		62-1120025
(State or other jurisdiction of incorporation)				(I.R.S. Employer Identification No.)
1915 Snapps Ferry Road	Building N	Greeneville	TN	37745
(Address of principal executive offices)				(Zip Code)

000-22490
(Commission File Number)
Registrant's telephone number, including area code: (423) 636-7000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	FWRD	NASDAQ
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

SECTION 5. CORPORATE GOVERNANCE AND MANAGEMENT.

Item 5.07.    Submission of Matters to a Vote of Security Holders.

On May 9, 2023, Forward Air Corporation (the “Company”) held its annual meeting of shareholders (the “Annual Meeting”), at which the Company’s shareholders approved the proposals described in the Company’s Proxy Statement, filed with the Securities and Exchange Commission on March 27, 2023.

Proposal 1

The Company’s shareholders elected twelve individuals to the Board of Directors, as set forth below:

Name	Votes For	Votes Withheld	Broker Non-Votes
Ronald W. Allen	21,100,817	3,392,337	632,390
Ana B. Amicarella	21,127,854	3,365,300	632,390
Valerie A. Bonebrake	24,234,403	258,751	632,390
C. Robert Campbell	23,991,255	501,899	632,390
R. Craig Carlock	22,626,303	1,866,851	632,390
G. Michael Lynch	22,969,341	1,523,813	632,390
George S. Mayes, Jr.	21,106,403	3,386,751	632,390
Chitra Nayak	21,136,456	3,356,698	632,390
Scott M. Niswonger	14,512,065	9,981,089	632,390
Javier Polit	24,237,847	255,307	632,390
Thomas Schmitt	23,709,446	783,708	632,390
Laurie A. Tucker	20,985,611	3,507,543	632,390

Proposal 2

The Company’s shareholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for 2023, as set forth below:

Votes For	Votes Against	Abstentions
24,654,877	466,943	3,724

Proposal 3

The Company’s shareholders voted to approve, on a non-binding, advisory basis, the compensation of the Company’s named executive officers, as set forth below:

Votes For	Votes Against	Abstentions	Broker Non-Votes
22,571,858	1,913,388	7,908	632,390

Proposal 4

The Company’s shareholders voted to approve, on a non-binding, advisory basis, to hold a shareholder advisory vote on the compensation of the Company’s named executive officers every one year, as set forth below:

Votes For Every One Year	Votes For Every Two Years	Votes For Every Three Years	Abstentions	Broker Non-Votes
23,581,791	5,320	899,283	6,760	632,390

  SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FORWARD AIR CORPORATION
Date: May 11, 2023	By:	/s/ Thomas Schmitt
Thomas Schmitt President and Chief Executive Officer